FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                              STARLIGHT PLACE, L.P.

         This First Amendment to the Amended and Restated Agreement of Limited Partnership of Starlight Place, L.P., a Georgia limited partnership (the "First Amendment") is being entered into as of the date written below by and between BC Holdings, LLC, a Georgia limited liability company as the general partner (the "General Partner"), Tift County Residential Housing Corporation, as the non-profit limited partner (the "Non-Profit Limited Partner"), WNC Georgia Tax Credits XXXIV, L.P., a California limited partnership as the Georgia limited partner (the "Georgia Limited Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 10 a California limited partnership as the limited partner (the "Limited Partner"),WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Georgia Tax Credits XXXII, L.P., a California limited partnership as the withdrawing Georgia limited partner ("WNC Georgia XXXII"). The General Partner, Limited Partner, Georgia Limited Partner, Non-Profit Limited Partner, Special Limited Partner and WNC Georgia XXXII may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

         WHEREAS, Starlight Place, L.P., a Georgia limited partnership (the "Partnership") recorded a certificate of limited partnership with the Georgia Secretary of State on February 12, 2002. A partnership agreement dated February 11, 2002 was entered into by and between the General Partner and Jerry W. Braden, as the original limited partner (the "Original Limited Partner") and an amendment thereto dated March 17, 2002 was entered into by the Non-Profit Limited Partner (the "Original Partnership Agreement").

         WHEREAS, on April 14, 2004, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the Original Limited Partner, and for the admission of the Limited Partner, Non-Profit Limited Partner, WNC Georgia XXXII as the Georgia limited partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Georgia XXXII hereby agrees to withdraw as the Georgia limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Georgia XXXII.

         WHEREAS, the General Partner, Non-Profit Limited Partner, Limited Partner and the Special Limited Partner agree to admit the Georgia Limited Partner as a limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and the Georgia Limited Partner agrees to accept all the rights, title, interest and obligations of the Georgia Limited Partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

         The definition of "Georgia Limited Partner" in Article I of the Partnership Agreement is amended in its entirety to provide:

         "Georgia Limited Partner" shall mean WNC Georgia Tax Credits XXXIV, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

All references to WNC Georgia Tax Credits XXXII, L.P. in the Related Agreements are amended to refer to WNC Georgia Tax Credits XXXIV, L.P., a California limited partnership.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.









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



         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of Starlight Place, L.P., a Georgia limited partnership, is made and entered into as of April 14, 2004.


                                GENERAL PARTNER:

                                BC HOLDINGS, LLC

                                By: /s/ JERRY W. BRADEN
                                    ------------------------------
                                    Jerry W. Braden,
                                    Authorized Member

                                NON-PROFIT LIMITED PARTNER:

                                TIFT COUNTY RESIDENTIAL HOUSING CORPORATION

                                By: /s/ DARRELL WIGGENS
                                    ------------------------------
                                    Darrell Wiggens,
                                    Vice President

                                LIMITED PARTNER:

                                WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10

                                By: WNC & Associates, Inc.,
                                    General Partner

                                By: /s/ DAVID N. SHAFER
                                    ------------------------------
                                    David N. Shafer,
                                    Executive Vice President








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                                WITHDRAWING GEORGIA LIMITED PARTNER:

                                WNC GEORGIA TAX CREDITS XXXII, L.P.

                                By: WNC Advisors, LLC
                                    General Partner

                                By: WNC & Associates, Inc.,
                                    Managing Member

                                By: /s/ DAVID N. SHAFER
                                    ------------------------------
                                    David N. Shafer,
                                    Executive Vice President

                                GEORGIA LIMITED PARNTER:

                                WNC GEORGIA TAX CREDITS XXXIV, L.P.

                                By: WNC Advisors, LLC
                                    General Partner

                                By: WNC & Associates, Inc.,
                                    Managing Member

                                By: /s/ DAVID N. SHAFER
                                    ------------------------------
                                    David N. Shafer,
                                    Executive Vice President


                                SPECIAL LIMITED PARTNER:

                                WNC HOUSING, L.P.

                                By: WNC & Associates, Inc.,
                                    General Partner

                                By: /s/ DAVID N. SHAFER
                                    ------------------------------
                                    David N. Shafer,
                                    Executive Vice President